UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 28, 2005

Capital Auto Receivables, Inc.

Central Originating Lease Trust
Capital Auto Receivables Asset Trust 2005-SN1

(Exact Name of Registrant as Specified in its Charter)

Delaware
Delaware

(State or Other Jurisdiction of Incorporation)

333-120252 333-120252- 01	38-3082892 38-3278697

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

c/o General Motors Acceptance Corporation, 200 Renaissance Center, PO Box 200, Detroit, Michigan	48265-2000

(Address of Principal Executive Offices)	(Zip Code)

313-556-5000

(Registrant’s Telephone Number, Including Area Code)

[Not Applicable]

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Supplement to Third Amended and Restated Delcaration of Trust
Trust Agreement
CARAT Indenture
COLT Indenture
Transfer Direction
VAULT Pledge and Security Agreement
Sale and Contribution Agreement
Servicing Agreement
Pull Ahead Funding Agreement
Custodian Agreement
Trust Sale and Administration Agreement
Trust Sale and Administration Agreement

Item 8.01. Other Events.

     The registrant is filing the exhibits listed in Item 9.01(c) below in connection with the issuance of Class A-2a Asset Backed Notes, Class A-2b Floating Rate Asset Backed Notes, Class A-3a Asset Backed Notes, Class A-3b Floating Rate Asset Backed Notes, Class A-4 Floating Rate Asset Backed Notes, Class B-1 Asset Backed Notes, Class B-2 Floating Rate Asset Backed Notes and Class C Floating Rate Asset Backed Notes by Capital Auto Receivables Asset Trust 2005-SN1 described in the final Prospectus Supplement dated April 22, 2005.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Document Description
3.2	Third Amended and Restated Declaration of Trust (incorporated by reference from Exhibit 3.2 filed on Form S-3 of the Registrant, file 333-120252, filed on November 5, 2004)

3.3	Supplement to Third Amended and Restated Declaration of Trust

4.6	Trust Agreement

4.7	CARAT Indenture

4.8	COLT Indenture

99.4	Transfer Direction

99.5	VAULT Pledge and Security Agreement

99.6	Sale and Contribution Agreement

99.7	Servicing Agreement

99.8	Pull Ahead Funding Agreement

99.9	Custodian Agreement

99.10	Pooling and Administration Agreement

99.11	Trust Sale and Administration Agreement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant Capital Auto Receivables, Inc., the registrant Central Originating Lease Trust by its certificateholder Central Originating Lease, LLC and the registrant Capital Auto Receivables Asset Trust 2005-SN1 by its depositor, Capital Auto Receivables, Inc., has each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2005	CAPITAL AUTO RECEIVABLES, INC.

	By:	/s/ C.J. Vannatter

	Name:	C.J. Vannatter
	Title:	Vice President

May 6, 2005	CENTRAL ORIGINATING LEASE TRUST
By: CENTRAL ORIGINATING LEASE, LLC,
as a certificateholder of the Central Originating Lease Trust

	By:	/s/ C.J. Vannatter

	Name:	C.J. Vannatter
	Title:	Vice President

May 6, 2005	CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-SN1
By: CAPITAL AUTO RECEIVABLES, INC.,
depositor of the Capital Auto Receivables Asset Trust 2005-SN1

	By:	/s/ C.J. Vannatter

	Name:	C.J. Vannatter
	Title:	Vice President

Exhibit Index

Exhibit
No.	Document Description
3.2	Third Amended and Restated Declaration of Trust (incorporated by reference from Exhibit 3.2 filed on Form S-3 of the Registrant, file 333-120252, filed on November 5, 2004)

3.3	Supplement to Third Amended and Restated Declaration of Trust

4.6	Trust Agreement

4.7	CARAT Indenture

4.8	COLT Indenture

99.4	Transfer Direction

99.5	VAULT Pledge and Security Agreement

99.6	Sale and Contribution Agreement

99.7	Servicing Agreement

99.8	Pull Ahead Funding Agreement

99.9	Custodian Agreement

99.10	Pooling and Administration Agreement

99.11	Trust Sale and Administration Agreement